EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PerkinElmer, Inc. (the “Company”) for the period ended April 1, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gregory L. Summe, Chairman of the Board, Chief Executive Officer and President of the Company, and Jeffrey D. Capello, Senior Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Based on my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2007	/s/ GREGORY L. SUMME
Gregory L. Summe
Chairman of the Board, Chief Executive Officer and President

Dated: May 11, 2007	/s/ JEFFREY D. CAPELLO
Jeffrey D. Capello
Senior Vice President and Chief Financial Officer